Exhibit 10.41
SIGNATURE PAGE ESCROW AGREEMENT
     This SIGNATURE PAGE ESCROW AGREEMENT (this “Agreement”), is entered into on this ___th day of March, 2008 (the “Effective Date”), by and among each of the signatories to the Reorganization Documents (as hereinafter defined) (each, a “Signatory,” and collectively, the “Signatories”) and Gregory Ray, in his capacity as the signature escrow agent (the “Signature Escrow Agent”).
Recitals:
     WHEREAS, the Signatories have each executed signature pages (the “Signature Pages”) to those certain (i) Agreement and Amendment No. 7 to the Restated Operating Agreement of Heritage-Crystal Clean, LLC (“HCC LLC”) substantially in the form attached hereto as Exhibit A (the “Operating Agreement Amendment”); (ii) Equity Exchange Agreement substantially in the form attached hereto as Exhibit B (the “Equity Exchange Agreement”); and (iii) the Agreement and Plan of Merger relating to the merger of BRS-HCC Investment Co., Inc. into Heritage-Crystal Clean, Inc. (“HCC Inc.”) substantially in the form attached hereto as Exhibit C (the “BRS Merger Agreement,” and together with the Operating Agreement Amendment and the Equity Exchange Agreement, the “Reorganization Documents”);
     WHEREAS, the Signatories desire to deliver to the Signature Escrow Agent, the Signature Pages for each of the Reorganization Documents, to be held in escrow until the full satisfaction of all of the Release Conditions (as hereinafter defined); and
     WHEREAS, the Signature Escrow Agent desires to accept possession of the Signature Pages and to hold the Signature Pages in escrow until the full satisfaction of all of the Release Conditions, upon which time the Signature Escrow Agent will release the Signature Pages from escrow.
     NOW, THEREFORE, in consideration of the foregoing and the promises contained herein, the parties hereto agree as follows:
     1. Escrow of Signatures. As of the Effective Date, the Signatories hereby irrevocably deliver the Signature Pages to the Signature Escrow Agent, and the Signature Escrow Agent hereby accepts the Signature Pages, and agrees to hold the Signature Pages in escrow until the full satisfaction of all of the Release Conditions.
     2. Effect of Escrow. Until the Signature Escrow Agent releases the Signature Pages from escrow in accordance with Section 4, the Reorganization Documents shall be deemed to be not executed, and none of the transactions contemplated by the Reorganization Documents shall be consummated or deemed to have become effective.
     3. Release Conditions. The conditions for release (collectively, the “Release Conditions”) shall include the occurrence of each of the following:
     3.1 HCC Inc., HCC LLC, William Blair & Company, L.L.C. and Piper Jaffray & Co. shall have executed and delivered the Underwriting Agreement substantially in the form attached hereto as Exhibit D;
     3.2 Heritage-Crystal Clean, LLC shall have received approximately $11.0 million in funds from Bank of America, N.A.

     4. Release from Escrow. The Signature Escrow Agent hereby agrees to further agrees to hold the Signature Pages in escrow until it receives written notice from McDermott Will & Emery LLP that the Release Conditions have been fully satisfied.
     5. Indemnification. Each of the Signatories hereby agrees to indemnify the Signature Escrow Agent and to hold the Signature Escrow Agent harmless against all claims, damages and liabilities resulting from or in connection with its actions as Signature Escrow Agent, or otherwise arising in connection with this Agreement.
     6. Incorporation by Reference. Section 8 of the Equity Exchange Agreement is incorporated herein by reference.
     7. Electronic Signatures. For purposes of this Agreement, the Signature Escrow Agent shall be authorized to rely on facsimile and/or pdf copies of signatures, and shall not be required to undertake any investigation into the validity of any signatures.
     8. Termination. This Agreement shall automatically terminate if all of the Release Conditions have not been fully satisfied on or before April 15, 2008. If this Agreement is terminated pursuant to this Section 8, the Signature Escrow Agent shall release all of the Signature Pages to the respective signatories, the Reorganization Documents shall be deemed to be not executed, and none of the transactions contemplated by the Reorganization Documents shall be consummated or deemed to have become effective.
[Remainder of Page Intentionally Left Blank]

2

     IN WITNESS WHEREOF the parties hereby adopt and execute this Agreement, effective as of the Effective Date.

ESCROW AGENT

By:

Name:
Title:

SIGNATORIES

HERITAGE-CRYSTAL CLEAN, INC.

By:

Name:
Title:

HERITAGE-CRYSTAL CLEAN, LLC

By:

Name:
Title:

THE HERITAGE GROUP

By:

John Vercruysse

J. CHALHOUB HOLDINGS, LTD.

By:

Joseph Chalhoub, President
[Signature Page to Escrow Agreement]

Frank Fehsenfeld

Mike DeAngelis

GREGORY PAUL RAY TRUST U/T/A DTD. March 7, 2000

By:

Gregory Paul Ray, Trustee

John Lucks

Fred M. Fehsenfeld, Jr.

MAGGIE FEHSENFELD TRUST NO. 103

By:

James C. Fehsenfeld, Trustee

IRREVOCABLE TRUST FOR THE BENEFIT OF FRANK STOCKDALE FEHSENFELD AND HIS ISSUE

By:

James C. Fehsenfeld, Trustee

Glenn Jones
[Signature Page to Escrow Agreement]

THE HERITAGE-CRYSTAL CLEAN KEY EMPLOYEE MEMBERSHIP INTEREST TRUST

By: THE HERITAGE GROUP, PURSUANT TO AN IRREVOCABLE APPOINTMENT OF A PROXY DATED FEBRUARY 24, 2004

By:

John Vercruysse

Donald Brinckman, as Trustee under the Donald W. Brinckman Trust Agreement u/t/a dated October 11, 1999, as amended

Ken Price

BRS-HCC INVESTMENT CO., INC.

By:

Name:
Title:
[Signature Page to Escrow Agreement]